SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 10, 2004
                        (Date of Earliest Event Reported)

                      JOHN HANCOCK FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 1-15607

             DELAWARE                                    04-348-3032
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
 of incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 10, 2004, John Hancock Financial Services, Inc., a Delaware corporation, issued a press release, the text of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

         Exhibit No.                Item
         -----------                ----

         99 Press Release of John Hancock Financial Services, Inc., dated June 10, 2004



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is furnished as part of this Form 8-K:

         (c)  Exhibits

                  Exhibit No.       Item
                  -----------       ----

                  99 John Hancock Financial Services, Inc. Press Release dated June 10, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JOHN HANCOCK FINANCIAL SERVICES, INC.


Date:     June 10, 2004                    By:   /s/ Thomas E. Moloney
                                                 ----------------------------
                                                 Thomas E. Moloney
                                                 Senior Executive Vice President
                                                 and Chief Financial Officer

                                                                     Exhibit  99

--------------------------------------------------------------------------------

News                                                   [LOGO]  John Hancock (R)
----                                                          FINANCIAL SERVICES

FOR IMMEDIATE RELEASE


BOSTON, MA (June 10, 2004)- John Hancock's two major companies will each receive a president and chief executive officer (CEO) later this year as the company's current CEO, David F. D'Alessandro, retires from that post, and Senior Executive Vice Presidents James M. Benson and John D. DesPrez III are promoted into these new roles.

The plan announced today by company officials takes effect November 30, 2004. On that date, David F. D'Alessandro, 53, will retire as Chief Executive Officer after 20 years with the company and become Chairman of John Hancock's Advisory Board. He will also direct the company's charitable and philanthropic activities as well as continue as a member of the Board of Directors of the Manulife Financial Corporation, which acquired John Hancock in April, 2004.

Mr. Benson, 57, will become President and CEO of John Hancock Life Insurance Company and focus on financial protection products offered through the company and its affiliates, including life and long term care insurance.

Mr. DesPrez, 47, will become President and CEO of John Hancock Financial Services, and will, through its affiliates, focus on wealth management business lines such as annuities, mutual funds, group pensions, college savings and managed accounts.

Mr. Benson and Mr. DesPrez are currently John Hancock Senior Executive Vice Presidents who respectively oversee the insurance business lines and wealth management lines and report to David F. D'Alessandro. After November 30, 2004, they will both report to Dominic D'Alessandro, President and CEO of Manulife Financial Corporation, which is headquartered in Toronto.

The plan to promote the two executives arose out of the on-going integration of Manulife Financial and John Hancock's U.S. operations.

"When we announced our merger," said Dominic D'Alessandro, "the most important priority for our U.S.-based team was to establish very clear, delineated and stand-alone wealth management and life protection divisions. Under David D'Alessandro's leadership that is being accomplished ahead of plan and the transition will be completed later this year.

"David recently decided to retire as CEO as part of the overall integration and transition effort. I regret, but respect that decision. David has meant a lot to both of our companies. Although David was willing to remain until next April, the one year anniversary of the merger, we jointly concluded that it made sense to make these moves by the end of the year."

He also welcomed David D'Alessandro's decision to accept the company's offer to serve as chairman of John Hancock's Advisory Board, oversee its charitable and philanthropic activities and to remain a member of the Manulife Financial Board of Directors.

"We are delighted with that decision and look forward to David providing strong and strategic direction to John Hancock and our own corporate board."

For his part, David D'Alessandro expressed confidence about the combined company and its future.

"First," he said, "Dominic is an extraordinary CEO with a clear vision of where he wants to take this company. Any organization with Dominic in charge is going to succeed.

"Second, we will achieve our most critical goal, which is to manage the integration of our two great companies and position the combined entity for future growth and profitability. With that accomplished, and with the company in Dominic's strong hands, it gives me the opportunity, after 20 years with John Hancock, to provide continued leadership, but also do other things in life that are of interest to me.

"This decision is a difficult one made easier when you consider the strength of the combined company and the depth of its management team. I am privileged to have been part of the transaction and eager to assume my new role in the future."

Both Dominic D'Alessandro and David D'Alessandro emphasized that the changes will not affect the many commitments Manulife made to maintain employment levels, charitable giving and its U.S. corporate headquarters in Boston.

"As I have said before," remarked Dominic D'Alessandro, "Boston is where we want our U.S. headquarters to be. Our goal, without question, is to grow John Hancock. As we grow, so, too, will the contribution we can make to the city and the thousands of John Hancock employees who live and work there."

About John Hancock
------------------

John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation, is one of the largest life insurance companies in the United States. Founded in 1862, the company today offers a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, fixed and variable annuities, long-term care insurance, mutual funds and various forms of business insurance.

About Manulife Financial
------------------------

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Pro forma funds under management by Manulife Financial and it subsidiaries were Cdn$356 billion (US$272 billion) as of March 31, 2004.

Manulife Financial Corporation trades as `MFC' on the TSX, NYSE and PSE, and under `0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.
----------------

For more information, please contact:

Media Inquiries:
Stephen Burgay
617-572-6507
sburgay@jhancock.com
--------------------

Roy Anderson
617-572-6385
rvanderson@jhancock.com
-----------------------

In Toronto:
For Media Inquiries:
Donna Lindell
416-926-5226
donna_lindell@manulife.com
--------------------------

For Investor Relations:
Edwina Stoate
416-926-3490
Edwina_stoate@manulife.com
--------------------------